UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2014

Tactical Tilt Implementation Fund

Goldman Sachs Tactical Tilt Implementation Fund

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Portfolio Management Discussions and Performance Summaries	3

Schedule of Investments	7

Financial Statements	11

Financial Highlights	14

Notes to the Financial Statements	16

Report of Independent Registered Public Accounting Firm	30

Other Information	31

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Principal Investment Strategies and Risks

The Goldman Sachs Tactical Tilt Implementation Fund seeks long-term total return by investing in any one or in any combination of the following: U.S. and foreign equity securities, pooled investment vehicles, including affiliated domestic and international fixed income funds (“underlying funds”), fixed income instruments, including debt issued by U.S. and foreign governments, their agencies, instrumentalities, sponsored entities, and political subdivisions, notes, debt participations and non-investment grade securities (commonly known as “junk bonds”), derivatives and commodity investments, primarily through a wholly-owned subsidiary of the Portfolio organized as a company under the laws of the Cayman Islands (the “Subsidiary”).

Different investment styles (e.g., Tactical Tilt Recommendations) tend to shift in and out of favor, and at times the Portfolio may underperform other funds that invest in similar asset classes. The Portfolio’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging market investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. The Portfolio’s investments in other investment companies (including exchange-traded funds, exchange-traded notes), publicly-traded partnerships and real estate investment trusts subject it to additional expenses. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. High yield, lower rated investments can have greater price volatility, are less liquid and present greater risks (including risks of default) than higher rated fixed income securities. The Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. Any guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio’s shares. The Portfolio is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Portfolio may invest in loans directly or indirectly, by purchasing participations or sub-participations from financial institutions. Indirect purchases may subject the Portfolio to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. At times, the Portfolio may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Portfolio may invest in non-investment grade securities, which involve greater price volatility and present greater risks than higher rated fixed income securities. The Portfolio may concentrate its investments in a specific industry (only in the event that that industry represents 20% or more of the Portfolio’s benchmark index at the time of investment), subjecting it to greater risk of loss as a result of adverse economic, business or other developments affecting that industry.

Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. Over-the-counter transactions are subject to less governmental regulation and supervision. Taking short positions involves leverage of the Portfolio’s assets and presents various other risks. Losses on short positions are potentially unlimited as a loss occurs when the value of an asset with respect to which the Portfolio has a short position increases. The Portfolio is “non-diversified” and may invest a larger percentage of its assets in fewer issuers than “diversified” funds. Accordingly, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments. The Subsidiary primarily obtains its commodity exposure by investing in commodity index-linked derivative instruments

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

(which may include total return and excess return swaps). The Portfolio is subject to the risk that exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The Portfolio is subject to tax risk as a result of its investments in the Subsidiary and in commodity index-linked structured notes, as the Portfolio has not received a private letter ruling from the Internal Revenue Service (“IRS”) concluding that income and gains from such investments are “qualifying income.” The IRS has suspended granting such private letter rulings, and the Portfolio cannot rely on private letter rulings granted to other taxpayers. The tax treatment of investments in the Subsidiary and in commodity index-linked structured notes may be adversely affected by future legislation and/or IRS guidance. While the Portfolio has obtained an opinion of counsel regarding such investments, if the IRS were to successfully assert that the Portfolio’s income from such investments was not “qualifying income,” in which case the Portfolio would fail to qualify as a regulated investment company, the Portfolio would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to Portfolio shareholders.

The investment program of the Portfolio is speculative, entails substantial risks and includes asset classes and investment techniques not employed by more traditional mutual funds. The Portfolio should not be relied upon as a complete investment program. There can be no assurance that the investment objective of the Portfolio will be achieved.

PORTFOLIO RESULTS

Goldman Sachs Tactical Tilt Implementation Fund

Investment Objective and Principal Strategy

The Portfolio seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Tactical Tilt Implementation Fund’s (the “Portfolio”) performance and positioning for the period from the Portfolio’s inception on July 31, 2014 through October 31, 2014 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class I shares generated a cumulative total return, without sales charges, of -1.30%. This return compares to the 0.07% cumulative total return of the Portfolio’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the Portfolio during the Reporting Period?

A	During the Reporting Period, financial markets advanced slightly, driven primarily by the divergence between U.S. economic growth and central bank policy and the economic growth and central bank policies of other developed countries. Investor sentiment was influenced mainly by economic growth concerns, especially relative to Europe, and apprehension about the U.S. Federal Reserve’s (the “Fed”) ending of its quantitative easing program. U.S. economic data continued to point to recovery, outweighing the impact of ongoing geopolitical tensions and leading to significant strength in the U.S. dollar versus other developed market currencies as well as versus several emerging market currencies. Meanwhile, the European economic growth slowed, and Japan continued to struggle to induce higher inflation expectations following the Bank of Japan’s significant expansion to its asset-buying program. Central bank policy announcements also influenced market activity. The European Central Bank announced in September 2014 the expansion of its balance sheet and a plan to cut its three policy interest rates by 10 basis points in an attempt to stimulate stronger economic activity. (A basis point is 1/100th of a percentage point.) The Bank of Japan announced an unexpected extension of its qualitative and quantitative easing programs. In October 2014, the Fed concluded its quantitative easing asset purchases as scheduled and repeated its forward guidance on short-term interest rates.

Overall, equities and riskier asset classes generated positive returns during the Reporting Period. Global developed equities, as represented by the MSCI World Index (U.S. dollar hedged, net of dividend withholding taxes), advanced 2.87%, driven in part by news of strong third quarter 2014 U.S. economic growth. Market volatility, however, increased in September 2014, especially within commodities and high yield corporate debt, as represented by the S&P GSCI and Barclays US High Yield 2% issuer Capped Bond Indices respectively, and many developed equity markets experienced their worst declines of 2014 during the first half of October 2014.

Q	What key factors were responsible for the Portfolio’s performance during the Reporting Period?

A	During the Reporting Period, the Portfolio’s performance was driven in large part by the prevailing theme of divergence between the economic conditions in the U.S. and those in other developed markets. As U.S. macroeconomic and consumer-related data continued to improve, the Portfolio benefited from its exposure to U.S. bank stocks. Exposure to high yield corporate bonds also enhanced returns amid the strong performance of credit default swaps, tightening high yield spreads (or yield differentials) versus U.S. Treasuries, and an ongoing decline in U.S. Treasury yields.

The largest detractor from Portfolio performance during the Reporting Period was a U.S. equity hedge implemented in response to potential near-term event risk and because of attractive pricing due to low market volatility. This position hampered results, as global equity market volatility increased toward the end of the Reporting Period, and the S&P 500®

PORTFOLIO RESULTS

Index rallied in the second half of October 2014. The Portfolio’s exposure to French equities also detracted from performance amid continued economic weakness across Europe.

Q	How was the Portfolio positioned during the Reporting Period?

A	At the beginning of the Reporting Period, the Portfolio had 41.41% of its total net assets invested in equity-related investments; 38.47% of its total net assets invested in fixed income-related investments; 3.08% of its total net assets invested in currency-related investments; 0.07% of its total net assets invested in commodity-related investments; and 16.97% of its total net assets invested in cash and cash equivalents. The above sector breakout is inclusive of derivative exposure across all asset classes.

Q	How did you tactically manage the Portfolio’s allocations during the Reporting Period?

A	During the Reporting Period, in response to shifting macroeconomic and market dynamics, we made a number of changes to the Portfolio’s commodity-related, currency-related and equity-related exposures. We generally maintained a bearish view on commodities, adding only slightly to the Portfolio’s commodity-related exposure during the Reporting Period based on our concerns about global economic growth and our positive outlook for U.S. economic activity. We increased and repositioned the Portfolio’s currency-related exposure because of our favorable views on U.S. economic fundamentals and the Fed’s monetary policy compared to the monetary policies of other developed countries. We managed the Portfolio’s equity-related exposure based on our geopolitical and macroeconomic views of the Eurozone relative to the U.S. and to individual European countries. More specifically, we adjusted downward the Portfolio’s exposure to U.S. equities because of market volatility and as we sought to lock in gains due to muted earnings growth expectations across certain sectors.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio used equity futures to express active investment views with greater versatility across regional equity markets, while using options on equity indices to tactically adjust the amount of equity and downside risk to afford greater risk management precision. In addition, the Portfolio used currency forwards and options to express views on Group of 10 (“G10”) foreign currencies and also employed commodity options to express bearish views on certain metals. (The G10 are actually eleven industrialized nations that meet on an annual basis to consult each other and to debate and cooperate on international financial matters.)

Q	How was the Portfolio positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Portfolio had 29.39% of its total net assets invested in equity-related investments; 41.78% of its total net assets invested in fixed income- related investments; 28.60% of its total net assets invested in currency-related investments; and 0.23% of its total net assets invested in commodity-related investments. The above sector breakout is inclusive of derivative exposure across all asset classes.

Q	What is the Portfolio’s tactical asset allocation view and strategy for the months ahead?

A	At the end of the Reporting Period, we continued to position the Portfolio for a strengthening U.S. economic recovery amidst an increase in global deflationary pressures, mixed European economic data and a shift toward dovish central bank policy. In our view, market volatility should continue to offer attractive tactical opportunities in the months ahead, which could allow us to take advantage of different market, economic and geopolitical dynamics.

FUND BASICS

Tactical Tilt Implementation Fund

as of October 31, 2014

PERFORMANCE REVIEW
July 31, 2014–October 31, 2014	Portfolio Total Return (based on NAV)[1]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index[2]
Institutional	-1.30%	0.07%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/14	One Year	Since Inception	Inception Date
Institutional	N/A	0.30%	7/31/14

[3]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	1.05%	1.47%

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least July 31, 2015, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

PORTFOLIO COMPOSITION[5]
As of October 31, 2014

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Portfolio’s Net Assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Consolidated Schedule of Investments

October 31, 2014

Shares	Description	Value

Exchange Traded Fund – 12.2%
5,616,713	SPDR S&P Bank ETF
(Cost $179,294,666)		$185,688,532

Investment Companies(a) – 43.5%
29,498,373	Goldman Sachs High Yield Floating Rate Fund – Institutional Shares	$293,213,830
52,170,775	Goldman Sachs High Yield Fund – Institutional Shares	369,890,792

TOTAL INVESTMENT COMPANIES
(Cost $662,095,614)		$663,104,622

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – 1.0%
Currency Options
Deutsche Bank AG
Put AUD 38,890,000
Call USD 35,545,460	0.914	11/20/14	$1,400,892
Put AUD 6,750,000
Call USD 6,169,500	0.914	11/20/14	243,148
Put AUD 21,429,000
Call USD 19,500,390	0.910	11/20/14	688,808
Morgan Stanley Capital Services LLC
Put AUD 7,600,000
Call USD 6,946,400	0.914	11/20/14	273,767
Put AUD 7,200,000
Call USD 6,408,000	0.890	11/20/14	105,450
Options on Commodities
Morgan Stanley & Co. International PLC Put – Copper Spot Strike Price 6,550.000
10,580	6,550.000	03/04/15	2,202,805
Options on Equities
Bank of America Securities LLC Put – SPDR Gold ETF Strike Price 112.000
318,316	112.000	03/20/15	1,253,453
Morgan Stanley & Co. International PLC Put – S&P 500 Index Strike Price 1,690.000
453,165	1,690.000	03/20/15	6,183,044
Deutsche Bank AG Call – Topix Index Strike Price 1,249.700
619,203	1,249.700	12/12/14	531,262
Deutsche Bank AG Call – Topix Index Strike Price 1,270.000
553,072	1,270.000	12/12/14	394,544
Deutsche Bank AG Call – Topix Index Strike Price 1,289.420
2,828,187	1,289.420	12/12/14	1,654,670
Deutsche Bank AG Call – Topix Index Strike Price 1,302.950
1,003,648	1,302.950	12/12/14	504,314
Morgan Stanley & Co. International PLC Call – Topix Index Strike Price 1,317.910
1,118,450	1,317.910	12/12/14	468,070

TOTAL OPTIONS PURCHASED
(Cost $34,512,203)			$15,904,227

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(b) – 34.1%
Repurchase Agreement – 34.1%
Joint Repurchase Agreement Account II
$518,500,000	0.116%	11/03/14	$518,500,000
(Cost $518,500,000)

TOTAL INVESTMENTS – 90.8%
(Cost $1,394,402,483)			$1,383,197,381

OTHER ASSETS IN EXCESS OF LIABILITIES – 9.2%			139,353,568

NET ASSETS – 100.0%			$1,522,550,949

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.
(b)	Joint repurchase agreement was entered into on October 31, 2014. Additional information appears on page 10.

Currency Abbreviations:
AUD	—Australian Dollar
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
USD	—U.S. Dollar

Investment Abbreviation:
ETF	—Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Consolidated Schedule of Investments (continued)

October 31, 2014

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Morgan Stanley & Co. International PLC	USD/EUR	12/17/14	$178,992,610	$3,804,867
	USD/GBP	12/17/14	32,125,708	160,581
	USD/JPY	12/17/14	267,951,063	6,153,202
TOTAL				$10,118,650

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Morgan Stanley & Co. International PLC	GBP/USD	12/17/14	$32,125,709	$(211,358)
	USD/EUR	12/17/14	3,810,754	(1,577)
TOTAL				$(212,935)

FUTURES CONTRACTS — At October 31, 2014, the Portfolio had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
IBEX 35 Index	2,103	November 2014	$274,869,578	$13,640,787
S&P 500 E-Mini Index	(907)	December 2014	(91,216,990)	(1,582,023)
CAC40 Index	(1,716)	November 2014	(90,972,908)	(6,151,398)
TOTAL				$5,907,366

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — At October 31, 2014, the Fund had the following written options:

Counterparty	Description	Contracts		Expiration Date	Strike Price	Value
Morgan Stanley & Co. International PLC	Put - FTSE/MIB Index	EUR	668	06/19/15	19,000%	$(2,685,012)
	Put - FTSE/MIB Index		252	06/19/15	17,500	(575,534)
	Put - FTSE/MIB Index		166	06/19/15	19,500	(793,608)
TOTAL (Premium Received $3,510,010)			1,086			$(4,054,154)

For the period ended October 31, 2014, the Portfolio had the following written options activity:

	Contracts	Premiums Received
Contracts Outstanding July 31, 2014	—	$—
Contracts Written	1,252	4,001,188
Contracts Bought to Close	(166)	(491,178)
Contracts Outstanding October 31, 2014	1,086	$3,510,010

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Consolidated Schedule of Investments (continued)

October 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2014, the Portfolio had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of November 3, 2014, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$518,500,000	$518,505,004	$531,140,266

REPURCHASE AGREEMENTS — At October 31, 2014, the Principal Amount of the Portfolio’s interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Principal Amounts
BNP Paribas Securities Co.	0.130%	$79,472,736
Citigroup Global Markets, Inc.	0.120	59,604,552
Merrill Lynch & Co., Inc.	0.120	71,465,858
TD Securities (USA) LLC	0.120	158,945,473
Wells Fargo Securities LLC	0.100	149,011,381
TOTAL		$518,500,000

At October 31, 2014, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	0.180 to 5.625%	03/12/15 to 04/17/36
Federal Home Loan Banks	0.120 to 5.750	11/14/14 to 06/12/26
Federal Home Loan Bank Discount Notes	0.000	01/02/15 to 07/31/15
Federal Home Loan Mortgage Corp.	0.000 to 8.250	11/26/14 to 10/01/44
Federal Home Loan Mortgage Corp. Coupon-Only Stripped Securities	0.000	01/15/15 to 07/15/32
Federal Home Loan Mortgage Corp. Principal-Only Stripped Securities	0.000	03/15/31 to 07/15/32
Federal National Mortgage Association	0.000 to 7.250	01/28/15 to 10/01/44
Federal National Mortgage Association Interest-Only Stripped Securities	0.000	01/15/16 to 08/06/37
Federal National Mortgage Association Principal-Only Stripped Securities	0.000	05/29/26 to 07/15/37
Government National Mortgage Association	3.000 to 4.000	05/20/42 to 10/20/44
Tennessee Valley Authority	1.750 to 6.750	12/15/16 to 01/15/48
Tennessee Valley Authority Principal-Only Stripped Securities	0.000	05/01/17 to 03/15/39
U.S. Treasury Notes	1.500 to 2.250	07/31/16 to 03/31/21

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Consolidated Statement of Assets and Liabilities(a)

October 31, 2014

Assets:
Investments of unaffiliated issuers, at value (cost $213,806,869)	$201,592,759
Investments of affiliated issuers, at value (cost $662,095,614)	663,104,622
Repurchase agreement, at value which equals cost	518,500,000
Cash	48,158,757
Foreign currencies, at value (cost $634,937)	616,063
Receivables:
Fund shares sold	53,026,045
Collateral on certain derivative contracts(b)	42,329,823
Unrealized gain on forward foreign currency exchange contracts	10,118,650
Investments sold	3,684,190
Variation margin on certain derivative contracts	2,757,408
Dividends and interest	2,365,426
Reimbursement from investment adviser	11,559
Deferred offering costs	134,481
Total assets	1,546,399,783

Liabilities:
Payables:
Collateral on certain derivative contracts(c)	12,442,208
Investments purchased	6,064,058
Written option contracts, at value (premium received $3,510,010)	4,054,154
Management fees	565,086
Unrealized loss on forward foreign currency exchange contracts	212,935
Fund shares redeemed	181,680
Payable for organization costs	62,000
Transfer Agent fee	45,841
Accrued expenses and other liabilities	220,872
Total liabilities	23,848,834

Net Assets:
Paid-in capital	1,534,712,463
Undistributed net investment income	3,315,885
Accumulated net realized loss	(19,522,416)
Net unrealized gain	4,045,017
NET ASSETS	$1,522,550,949
Shares Outstanding $0.001 par value (unlimited shares authorized):	154,266,720
Net asset value, offering and redemption price per share:	$9.87

(a)	Statement of Assets and Liabilities for the Portfolio is consolidated and includes the balances of a wholly-owned subsidiary, Goldman Sachs Cayman Commodity TTIF Fund Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes segregated cash of $34,420,000 and 7,909,823 relating to initial margin requirements and collateral on futures and options transactions, respectively.
(c)	Represents restricted cash relating to initial margin on swaps transactions.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Consolidated Statement of Operations(b)

For the Period Ended October 31, 2014(a)

Investment income:
Dividends — affiliated issuers	$4,917,621
Dividends — unaffiliated issuers	1,212,471
Interest	50,273
Total investment income	6,180,365

Expenses:
Management fees	2,048,129
Transfer Agent fees	109,234
Professional fees	70,979
Organization Costs	62,000
Printing and mailing costs	50,610
Custody, accounting and administrative services	45,656
Amortization of offering costs	45,320
Trustee fees	5,289
Other	1,681
Total expenses	2,438,898
Less — expense reductions	(715,681)
Net expenses	1,723,217
NET INVESTMENT INCOME	4,457,148

Realized and unrealized gain (loss):
Net realized loss from:
Investments — unaffiliated issuers	(6,254,741)
Investments — affiliated issuers	(3,005,522)
Futures contracts	(10,169,669)
Forward foreign currency exchange contracts	(1,285,076)
Foreign currency transactions	(15,481)
Net unrealized gain (loss) on:
Investments — unaffiliated issuers	(12,214,110)
Investments — affiliated issuers	1,009,008
Futures contracts	5,907,366
Written options	(544,144)
Forward foreign currency exchange contracts	9,905,715
Foreign currency translation	(18,818)
Net realized and unrealized loss	(16,685,472)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,228,324)

(a)	Commenced operations on July 31, 2014.
(b)	Statement of Operations for the Portfolio is consolidated and includes the balances of a wholly-owned subsidiary, Goldman Sachs Cayman Commodity TTIF Fund Ltd. Accordingly, all interfund balances and transactions have been eliminated.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Consolidated Statement of Changes in Net Assets(b)

For the Period Ended October 31, 2014 (a)

From operations:
Net investment income	$4,457,148
Net realized loss	(20,730,489)
Net unrealized gain	4,045,017
Net decrease in net assets resulting from operations	(12,228,324)

From share transactions:
Proceeds from sales of shares	1,539,888,063
Cost of shares redeemed	(5,108,790)
Net increase in net assets resulting from share transactions	1,534,779,273
TOTAL INCREASE	1,522,550,949

Net assets:
Beginning of period	—
End of period	$1,522,550,949
Undistributed net investment income	$3,315,885

(a)	Commenced operations on July 31, 2014
(b)	Statement of Changes for the Portfolio is consolidated and includes the balances of a wholly-owned subsidiary, Goldman Sachs Cayman Commodity TTIF Fund Ltd. Accordingly, all interfund balances and transactions have been eliminated.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

			Income (loss) from investment operations
Year		Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations
FOR THE PERIOD ENDED OCTOBER 31,
	2014 - Institutional Shares (Commenced operations July 31, 2014)	$10.00	$0.04	$(0.17)	$(0.13)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Institutional shares of the Portfolio are not subject to any sales or redemption charges. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$9.87	(1.30)%	$1,522,551	0.63%	0.86%	1.63%	45%

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Notes to Financial Statements

October 31, 2014

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Tactical Tilt Implementation Fund (the “Portfolio”) is a non-diversified fund and currently offers one class of shares — Institutional Shares. The Portfolio commenced operations on July 31, 2014. Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Portfolio pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for the Goldman Sachs Tactical Tilt Implementation Fund — The Goldman Sachs Cayman Commodity TTIF Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on July 31, 2014 and is currently a wholly-owned subsidiary of the Portfolio. The Subsidiary acts as an investment vehicle for the Portfolio to enable the Portfolio to gain exposure to certain types of commodity-linked derivative instruments. The Portfolio is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of July 31, 2014, and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of October 31, 2014, the Portfolio’s net assets were $1,522,550,949, of which, $45,377,985, or approximately 3%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Portfolio’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

D.  Expenses — Expenses incurred directly by the Portfolio are charged to the Portfolio, and certain expenses incurred by the Trust that may not solely relate to the Portfolio are allocated to the Portfolio and the other Funds of the Trust on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily.

E.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the Portfolio are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Portfolio were expensed on the first day of operations.

F.  Federal Taxes and Distributions to Shareholders — It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and distributions from net capital gains, if any, are declared and paid annually.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Portfolio is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Portfolio in the current period nor carried forward to offset taxable income in future periods.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolio’s net assets on the Consolidated Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

G.  Foreign Currency Translation — The accounting records and reporting currency of the Portfolio is maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statement of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency translations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolio’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.   Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Notes to Financial Statements (continued)

October 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds — Investments in the Underlying Funds are valued at the NAV per share of the Institutional Share class of each Underlying Fund on the day of valuation. Because the Portfolio invests in other mutual funds that fluctuate in value, the Portfolio’s shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy.

The Underlying Funds may invest in debt securities which, if market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

The Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using counterparty prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A forward foreign currency contract is a forward contract in which the Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When the Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written.

Upon the purchase of a call option or a put option by the Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolio, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Portfolio’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between the Portfolio and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, the Portfolio could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio are less than the repurchase price and the Portfolio’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Portfolio’s interest in the collateral is not enforceable, resulting in additional losses to the Portfolio.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Portfolio, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Notes to Financial Statements (continued)

October 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Portfolio maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Portfolio is not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Portfolio’s investments and derivatives classified in the fair value hierarchy as of October 31, 2014:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$185,688,532	$—	$—
Investment Companies	663,104,622	—	—
Short-term Investments	—	518,500,000	—
Total	$848,793,154	$518,500,000	$—

Derivative Type
Assets
Options Purchased	$—	$15,904,227	$—
Forward Foreign Currency Exchange Contracts(b)	—	10,118,650	—
Futures Contracts(b)	13,640,787	—	—
Total	$13,640,787	$26,022,877	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(212,935)	$—
Futures Contracts(b)	(7,733,421)	—	—
Written Options Contracts	(4,054,154)	—	—
Total	$(11,787,575)	$(212,935)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of October 31, 2014. These instruments were used to meet the Portfolio’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolio’s net exposure.

Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Investments, at value	$12,830,715		Payable for unrealized loss on forward foreign currency exchange contracts	$(212,935)
Equity	Variation margin on certain derivative contracts; Investments, at value	24,630,144	(a)	Variation margin on certain derivative contracts; Written options, at value	(11,787,575)	(a)
Commodity	Investments, at value	2,202,805		—	—
Total		$39,663,664			$(12,000,510)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Portfolio’s gains (losses) related to these derivatives and their indicative volumes for the period ended October 31, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Unrealized gain (loss)” on the Consolidated Statement of Operations:

Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Unrealized gain (loss) on investments and forward foreign currency exchange contracts	$(1,285,076)	$11,303,917	20
Equity	Net realized gain (loss) from investments and futures contracts/Unrealized gain (loss) on investments, futures contracts and written options	(10,084,169)	(14,554,888)	3,233
Commodity	Net realized gain (loss) from investments/Unrealized gain (loss) on investments	100,837	(88,068)	2
Total		$(11,268,408)	$(3,339,039)	3,255

(a)	Average number of contracts is based on the average of month end balances for the period ended October 31, 2014.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Notes to Financial Statements (continued)

October 31, 2014

4. INVESTMENTS IN DERIVATIVES (continued)

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives’ counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty. Additionally, the Portfolio may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth the Portfolio’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of October 31, 2014:

	Derivative Assets(1)			Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Forward Currency Contracts	Total	Forward Currency Contracts	Options Written	Total
Bank of America Securities LLC	$1,253,453	$—	$1,253,453	$—	$—	$—	$1,253,453	$—	$1,253,453
Deutsche Bank AG	5,417,638	—	5,417,638	—	—	—	5,417,638	—	5,417,638
Morgan Stanley & Co. International PLC	8,853,919	$10,118,650	18,972,569	$(212,935)	(4,054,154)	(4,267,089)	14,705,480	—	14,705,480
Morgan Stanley Capital Services LLC	379,217	—	379,217	—	—	—	379,217	—	379,217
Total	$15,904,227	$10,118,650	$26,022,877	$(212,935)	$(4,054,154)	$(4,267,089)	$21,755,788	$—	$21,755,788

(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Notes to Financial Statements (continued)

October 31, 2014

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolio, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolio’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Portfolio’s average daily net assets.

For the period ended October 31, 2014, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Management Fee Rate	Effective Net Management Fee Rate*
0.75%	0.68%	0.64%	0.62%	0.75%	0.52%

*	GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Portfolio invests through at least July 31, 2015. Prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Portfolio’s management fee in an amount equal to the management fee paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the period ended October 31, 2014, GSAM waived $47,722 of the Portfolio’s management fee.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolio for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates of 0.04% of the average daily net assets of Institutional Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has voluntarily agreed to limit certain “Other Expense” of the Portfolio (excluding acquired (underlying) fund fees and expenses, transfer agent fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification, and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.164% of the average daily net assets of the Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolio is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense limitations will remain in place through at least July 31, 2015, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolio has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Portfolio’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the period ended October 31, 2014, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waivers	Other Expense Reimbursements	Total Expense Reductions
$629,519	$86,162	$715,681

D.  Other Transactions with Affiliates — For the period ended October 31, 2014, Goldman Sachs earned $47,168 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Portfolio.

The Portfolio invests in the Institutional Shares of the Goldman Sachs High Yield Floating Rate and the Goldman Sachs High Yield Funds. These Underlying Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these Underlying Funds for the period ended October 31, 2014:

Underlying Fund	Market Value 07/31/14	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Market Value 10/31/14	Dividend Income
High Yield Floating Rate Fund	$—	$431,840,678	$(134,155,578)	$(3,005,522)	$(1,465,748)	$293,213,830	$2,803,327
High Yield Fund	—	367,416,036	—	—	2,474,756	369,890,792	2,114,294

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended October 31, 2014, were $1,142,502,545 and $291,674,018, respectively.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Notes to Financial Statements (continued)

October 31, 2014

7. TAX INFORMATION

As of October 31, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$13,220,464
Undistributed long-term capital gains	—
Total undistributed earnings	$13,220,464
Capital loss carryovers:
Perpetual Short-term	$(27,995,384)
Perpetual Long-term	(11,593,944)
Total capital loss carryovers	$(39,589,328)
Unrealized gains (losses) — net	$14,207,350
Total accumulated earnings (losses) — net	$(12,161,514)

As of October 31, 2014, the Portfolio’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$1,397,238,629
Gross unrealized gain	11,759,206
Gross unrealized loss	(25,800,454)
Net unrealized loss	(14,041,248)
Net unrealized gain on other investments	28,248,598
Net unrealized security gain	$14,207,350

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures and options contracts, and net mark to market gains/(losses) on foreign currency contracts.

In order to present certain components of the Portfolio’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Portfolio’s accounts. These reclassifications have no impact on the net asset value of the Portfolio and result primarily from certain non-deductible expenses and differences in the tax treatment of foreign currency transactions and underlying fund investments.

Paid-in-Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
$(66,810)	$1,208,073	$(1,141,263)

GSAM has reviewed the Portfolio’s tax positions for the current tax year and has concluded that no provision for income tax is required in the Portfolio’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

8. OTHER RISKS

The Portfolio’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Portfolio that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Portfolio’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Investments in the Underlying Funds — The Portfolio invests in Underlying Funds, and is subject to the risk factors associated with the investments of those Underlying Funds in direct proportion to the amount of assets allocated to each. As of October 31, 2014, the Portfolio invested 24.3% and 19.2% of its net assets in the Goldman Sachs High Yield Fund (the “High Yield Fund”) and the Goldman Sachs High Yield Floating Rate Fund (the “High Yield Floating Rate Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Portfolio has significant exposure to the risks associated with these Underlying Funds. The High Yield Fund invests, under normal circumstances, at least 80% of its Net Assets in high-yield, fixed income securities that, at the time of purchase, are non-investment grade securities. Under normal market conditions, the High Yield Fund may invest up to 20% of its Net Assets in investment grade fixed income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. The High Yield Fund may also invest in derivatives, including credit default swap indices, interest rate futures and swaps. The High Yield Floating Rate Fund invests, under normal circumstances, at least 80% of its Net Assets in domestic or foreign floating rate loans and other floating or variable rate obligations rated below investment grade. Under normal conditions, the High Yield Floating Rate Fund may invest up to 20% of its Net Assets in fixed income instruments, regardless of rating, including fixed rate corporate bonds, government bonds, convertible debt obligations, and mezzanine fixed income instruments. The High Yield Floating Rate Fund may also invest in floating or variable rate instruments that are rated investment grade, and in preferred stock, repurchase agreements, cash securities, and derivative instruments such as credit default swaps on credit and loan indices and forward contracts, among others.

The Portfolio does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of an Underlying Fund’s net assets.

Large Shareholder Transactions Risk — The Portfolio may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Portfolio in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Portfolio to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Notes to Financial Statements (continued)

October 31, 2014

8. OTHER RISKS (continued)

Liquidity Risk — The Portfolio may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolio invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolio has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Portfolio also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — The Portfolio is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of the Portfolio’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Portfolio’s investments more than if its investments were not so concentrated.

Tax Risk — The Portfolio will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes. Historically, the Internal Revenue Service (“IRS”) has issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Portfolio has not received such a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. In light of this, the Portfolio has obtained an opinion of counsel that its income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Portfolio’s income from such investments was not “qualifying income”, in which case the Portfolio would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Portfolio failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

10. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Period Ended October 31, 2014(a)
	Shares	Dollars

Shares sold	154,783,020	$1,539,888,063
Shares redeemed	(516,300)	(5,108,790)
NET INCREASE	154,266,720	$1,534,779,273

(a)	Commenced operations on July 31, 2014.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Tactical Tilt Implementation Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Tactical Tilt Implementation Fund (the “Portfolio”), at October 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2014

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Fund Expenses — Period Ended October 31, 2014(a) (Unaudited)

As a shareholder of Institutional Shares of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 31, 2014 through October 31, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Institutional Shares	Beginning Account Value 7/31/14	Ending Account Value 10/31/14		Expenses Paid for the period ended 10/31/14*
Actual	$1,000.00	$987.00		$1.58
Hypothetical 5% return	1,000.00	1,011.01	+	1.60

(a)	Commenced operations on July 31, 2014

*	Expenses are calculated using the Portfolio’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the period ended October 31, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 0.63%.

+	Hypothetical expenses are based on the Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Tactical Tilt Implementation Fund (the “Portfolio”) is a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”) that commenced investment operations on July 31, 2014. At a meeting held on June 11-12, 2014 (the “Meeting”) in connection with the Portfolio’s organization, the Trustees, including all of the Trustees present who are not parties to the Portfolio’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

At the Meeting, the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Portfolio; a comparison of the Portfolio’s proposed management fees and anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposal to limit certain expenses of the Portfolio that exceed a specified level; and potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Portfolio. Various information was also provided at prior meetings at which the Portfolio was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided to the Portfolio by the Investment Adviser and its affiliates. The Trustees also considered information about the Portfolio’s structure, investment objective, strategies and other characteristics. The Trustees noted the experience and capabilities of the portfolio management team. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Portfolio. In this regard, the Trustees noted that, although the Portfolio was new (and therefore had no performance data to evaluate), the Investment Adviser had experience managing other accounts that implement short- and medium-term investment ideas using a variety of asset classes and instruments. The Trustees concluded that the Investment Adviser’s management of the Portfolio likely would benefit the Portfolio and its shareholders.

Costs of Services to be Provided and Profitability

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Portfolio thereunder. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Portfolio, which included both advisory and administrative services that were directed to the needs and operations of the Portfolio as a registered mutual fund.

In particular, the Trustees reviewed information on the proposed management fees and the Portfolio’s projected total operating expense ratios (both gross and net of expense limitations), and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the peer group and category medians. The comparisons of the Portfolio’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Portfolio.

The Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Portfolio that exceed a specified level. In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Portfolio, but considered the Investment Adviser’s representations that (i) such data would be provided after the Portfolio commenced operations, and (ii) the Portfolio was not expected to be profitable to the Investment Adviser and its affiliates initially.

The Trustees noted the competitive nature of the fund marketplace, and that the Portfolio’s shareholders would be investing in the Portfolio because of the Portfolio’s relationship with the Investment Adviser. They also noted that shareholders would be able to redeem their Portfolio shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the proposed breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Portfolio:

Average Daily Net Assets	Management Fee Annual Rate
First $2 billion	0.75%
Next $3 billion	0.68
Next $3 billion	0.64
Over $8 billion	0.62

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Portfolio and its shareholders as assets under management reach those asset levels. The Trustees considered the Portfolio’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertaking to limit certain expenses of the Portfolio that exceed a specified level. Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationships with the Portfolio, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Portfolio; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Portfolio; (d) trading efficiencies resulting from aggregation of orders of the Portfolio with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolio on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (g) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolio; and (i) the possibility that the working relationship between the Investment Adviser and the Portfolio’s third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs.

Conclusion

In connection with their consideration of the Management Agreement for the Portfolio at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Portfolio was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s anticipated costs and the Portfolio’s reasonably anticipated asset levels. The Trustees present concluded that the Investment Adviser’s management likely would benefit the Portfolio and its shareholders and that the Management Agreement should be approved with respect to the Portfolio.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 72	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	112	None
John P. Coblentz, Jr. Age: 73	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	112	None
Diana M. Daniels Age: 65	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 57	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 63	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 65	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None
Richard P. Strubel Age: 75	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014) He serves as Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	112	The Northern Trust Mutual Fund Complex (56 Portfolios) (Chairman of the Board of Trustees)
Roy W. Templin Age: 54	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 52	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	111	None
Alan A. Shuch Age: 64	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2014.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of October 31, 2014, the Trust consisted of 94 portfolios (88 of which offered shares to the public), and GSVIT consisted of 14 portfolios. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”) and Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”), and with respect to Mr. McNamara, GSTII, GSMLP and GSMER. GSTII, GSBDC, GSMLP and GSMER each consisted of one portfolio. As of October 31, 2014, GSBDC had not offered shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS TACTICAL TILT IMPLEMENTATION FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 52	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present);

Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and

Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and

Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 43	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and

Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.
[1]	Information is provided as of October 31, 2014.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $999.2 billion in assets under supervision as of September 30, 2014, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund[3]
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund[4]
■	International Tax-Managed Equity Fund[4]
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund[5]
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Tactical Tilt Implementation Fund

Total Portfolio Solutions6

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund was reorganized with and into the Goldman Sachs Long Short Credit Strategies Fund.
[4]	Effective on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were renamed the Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
[5]	Effective at the close of business on February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed the Goldman Sachs Focused International Equity Fund.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel Roy W. Templin	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of October 31, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2014 Goldman Sachs. All rights reserved. 148765.MF.MED.TMPL / 12 / 2014 TACTAR-14 / 0.6K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2014	2013	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$4,291,739	$2,304,956	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$2,340	Other attest services.

Tax Fees:

• PwC	$794,850	$864,950	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2014	2013	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,486,420	$1,516,680	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2014 and October 31, 2013 were approximately $794,850 and $867,290 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2013 and December 31, 2012 were approximately $9.8 million and $10.0 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2014. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 31, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 31, 2014

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	December 31, 2014